EXHIBIT 10.24

GENERAL SECURITY AGREEMENT

This General Security Agreement (this "Agreement"), dated as of September 30, 2008 is entered into by and between Aurelio Resource Corporation, a Nevada corporation ("Obligor"), and Telifonda (Cayman) Ltd. ("Telifonda").

RECITALS

    On the date of this Agreement, Obligor and Telifonda are entering into that certain Bridge Loan Agreement (the "Loan Agreement") pursuant to which Telifonda has agreed to loan to Obligor certain amounts, subject to the terms and conditions set forth in the Loan Agreement.

    It is a condition precedent to Telifonda's making such loans to Obligor that the parties hereto shall have entered into this Agreement.

AGREEMENT

In consideration of the foregoing premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Obligor and Telifonda hereby agree as follows:

    Security Interest.

      To secure the payment and performance of all of the Obligations (as hereinafter defined), Obligor hereby pledges, assigns and grants to Telifonda a continuing security interest in, the Collateral (as hereinafter defined).

      (i) "Collateral" shall mean and include any and all assets of Obligor, both those now existing and those that shall hereafter arise or be acquired, including but not limited to (A) all property listed in Annex A hereto, (B) if such property includes any instruments, all Instrument Collateral, (C) the proceeds, products and accessions thereof and thereto and (D) all replacements and substitutions therefor.

    (ii) "Obligations" shall mean all indebtedness, liabilities, obligations, covenants and duties of Obligor to Telifonda under (i) the Bridge Loan Agreement, of even date herewith, by and between Obligor and Telifonda and (ii) the Bridge Loan Note, of even date herewith, made by Obligor in favor of Telifonda.

    (iii) The term "Instrument Collateral" and certain other terms used herein are defined in Section 13 hereof.

    Rank and Perfection of Security Interest.

      Obligor will not grant or permit to exist, nor shall there exist, any security interest in, lien, attachment, levy or encumbrance upon, or assignment or pledge as security of, any of the Collateral, except the security interest of and assignment and pledge to Telifonda hereunder and Permitted Liens.

      (i) Obligor will take all action reasonably requested by Telifonda, or which may be reasonably necessary or desirable, to perfect, continue, evidence, preserve, protect or validate the security interest of and assignment and pledge to Telifonda hereunder or to enable Telifonda to exercise and enforce its rights hereunder, including, but not limited to, (A) executing and delivering one or more notices, statements, agreements or other writings, and (B) delivering to Telifonda, and stamping or otherwise marking, in such manner as Telifonda may specify, any and all chattel paper, instruments, letters and advices of credit and documents constituting part of the Collateral, in each case endorsed or accompanied by such instruments of assignment as Telifonda may specify.

    (ii) Obligor hereby authorizes Telifonda, at its option but without any obligation so to do, to file financing and continuation statements and amendments to financing statements, naming Obligor as debtor, with respect to any of the Collateral without the signature of Obligor, and agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

    Covenants Relating to Collateral. Obligor covenants that:

      It shall at all times: (i) be the sole owner of each and every item of Collateral, subject to Permitted Liens, (ii) defend the Collateral against the claims and demands of all persons and (iii) in the case of tangible property constituting part of the Collateral, (A) properly maintain and keep in good order and repair such property, ordinary wear and tear excepted, and (B) keep such property fully insured with responsible companies against such risks as are customary in Obligor's industry, under policies containing loss payable and additional insured clauses or endorsements naming Telifonda as loss payee and/or additional insured as its interests may appear, and providing that such policies may not be cancelled or amended except upon no less than ten days' prior written notice to Telifonda;

      It will comply in all material respects with the requirements of all leases, mortgages and other instruments relating to premises where any Collateral is located;

      It will not sell or otherwise dispose of any of the Collateral, except that, if the same constitute Collateral, (i) accounts may be collected in the ordinary course of business (ii) inventory or farm products may be sold in the ordinary course of business; and (iii) obsolete equipment may be disposed of;

      It will give Telifonda prompt notice of (i) any change in (A) its name, identity or corporate structure, (B) the location of its chief executive office or any other place of business, or (C) the location of any of the Collateral or its books and records concerning any accounts, (ii) the location of each new place of business opened by Obligor, (iii) each new location of any Collateral, and (iv) any substantial loss or depreciation in the value of any of the Collateral, and will provide Telifonda with such other information as to the Collateral as Telifonda may reasonably request.

      It will (i) receive and hold all Distributions and other Instrument Collateral in trust for Telifonda, and upon demand by Telifonda after the occurrence of a Default under the Note that is continuing, immediately deliver the same to Telifonda in the identical form received and (ii) upon the request of Telifonda, give Telifonda copies of all notices and other communications received by Obligor with respect to any instruments registered in the name of Obligor constituting part of the Collateral.

    Pre-Event of Default Rights.

      At any time and from time to time Obligor will permit representatives of Telifonda during normal business hours upon reasonable notice to Obligor to inspect its premises and books and records pertaining to the Collateral and make extracts from such books and records at Telifonda's sole cost and expense.

      So long as no Default has occurred under the Note that is continuing, Obligor may, with respect to any instruments constituting part of the Collateral, (i) collect and receive for its own use all Distributions (and for such purpose and to that extent, Telifonda hereby releases each such Distribution from the Collateral, such release to be effective in the case of each Distribution at the time thereof); and (ii) vote and give consents, ratifications and waivers with respect to such instruments.

    Events of Default. It shall be an Event of Default if a Default occurs under the Note.

    Post-Event of Default Rights. Upon the occurrence of an Event of Default that is continuing:

      Telifonda may declare, by notice to Obligor, any and all of the Obligations immediately due and payable, and, in the case of any Event of Default referred to in clause (b) or (c) of Section 2 of the Note, all of the Obligations shall automatically be and become due and payable, in either case without any other presentment, demand, protest or notice of any kind, anything in any other agreement to the contrary notwithstanding;

      Telifonda shall have no obligation to make further loans, extensions of credit or other financial accommodations to or on behalf of Obligor, anything in any other agreement to the contrary notwithstanding;

      Telifonda may exercise all other rights to which it is entitled hereunder;

      Obligor shall, upon reasonable request of Telifonda, assemble the Collateral and maintain or deliver it into the possession of Telifonda at such place or places as Telifonda may designate and as are reasonably convenient to both Telifonda and Obligor; and

      Telifonda may, to the extent permitted by applicable law, (i) without notice, demand or other process, and without charge, enter any of Obligor's premises and, without breach of the peace, until Telifonda completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Obligor's equipment for the purpose of completing any work-in-process, preparing any Collateral for disposition and disposing of or collecting any Collateral, and (ii) in the exercise of its rights under this Agreement, without payment of compensation of any kind, use any and all trademarks, trade styles, trade names, patents, patent applications, licenses, franchises and the like to the extent of Obligor's rights therein and Obligor hereby grant a license for that purpose.

    General Representations, Warranties and Agreements. Obligor hereby represents, warrants and agrees that:

      The execution, delivery and performance of this Agreement are within its corporate powers, have been duly authorized by all required action and do not and will not contravene in any material respect any law or agreement or undertaking to which it is a party or by which it may in any way be bound or its articles of incorporation or bylaws; and

      Obligor will furnish Telifonda with all information concerning its business and financial condition as Telifonda may reasonably request.

    Expenses of Obligor's Duties; Telifonda's Right to Perform on Obligor's Behalf; Telifonda's Expenses and Indemnification.

      Obligor's agreements and duties hereunder shall be performed by it at its sole cost and expense.

      If Obligor shall fail to do any act or thing which it has agreed to do hereunder, Telifonda may (but shall not be obligated to) do the same or cause it to be done, either in its name or in the name and on behalf of Obligor, and Obligor hereby irrevocably authorizes Telifonda so to act.

      Obligor shall reimburse Telifonda for all costs and expenses, including reasonable attorney's fees and disbursements, incurred, and to indemnify and hold Telifonda harmless from and against all losses suffered, by Telifonda in connection with (i) Telifonda's exercise of any right or remedy granted to it hereunder upon the occurrence of an Event of Default, (ii) any claim and the prosecution or defense thereof arising out of or in any way connected with this Agreement to the extent Telifonda is the prevailing party in connection with such claim or prosecution, and (iii) the collection or enforcement of the Obligations.

      Amounts payable by Obligor under this Section 8 shall constitute Obligations which shall be payable within 30 days after Obligor receives written demand therefor.

    No Waivers of Rights Hereunder; Rights Cumulative.

      No delay by Telifonda in exercising any right hereunder, or under any of the other Obligations, shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver of any of the other Obligations shall be enforceable against Telifonda unless in writing and signed by an officer of Telifonda, and unless it expressly refers to the provision affected; any such waiver shall be limited solely to the specific event waived.

      All rights granted Telifonda hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to Telifonda with respect to the other Obligations or under applicable law and nothing herein shall be construed as limiting any such other right.

    Assignment. Telifonda may assign to an Affiliate of Telifonda any or all of the Obligations and may transfer therewith any or all of the Collateral therefor and the transferee shall have the same rights with respect thereto as had Telifonda.

    Continuing Agreement; Termination.

      This Agreement shall be a continuing agreement and shall apply to all future Obligations, notwithstanding that at any particular time all of the Obligations then outstanding shall have been paid in full.

      Subject to Subsection 11(c) below, this Agreement shall continue in full force and effect until written notice of termination shall have been received by Telifonda at its address stated below, but, notwithstanding any such notice, this Agreement shall continue in full force and effect until all Obligations then outstanding (whether absolute or contingent) shall have been paid in full. Upon receipt of any such notice, Telifonda shall have no obligation to make further loans, extensions of credit or other financial accommodations to or on behalf of Obligor, anything in any other agreement to the contrary notwithstanding.

      This Agreement shall terminate immediately and without further notice or action if Telifonda, or any of its Affiliates, fails to vote (or cause to be voted) any and all Shares (defined below): (i) in favor of the approval of that certain Stock Purchase Agreement of even date herewith between Obligor and Telifonda (the "Stock Purchase Agreement"), to effectuate the Transaction (as defined in the Loan Agreement); and (ii) against any proposal or transaction which could prevent or delay the consummation of the Transaction, whether such vote is at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the stockholders of Obligor, however called, or in any action by written consent of the stockholders of Obligor. The term "Shares" shall mean all issued and outstanding shares of Obligor common stock and preferred stock owned of record and beneficially owned (as defined in Rule 13d-3 under the Securities and Exchange Act of 1934, as amended ("Rule 13d-3")) by Telifonda or over which Telifonda exercises sole voting power.

      Upon (i) payment in full of the Obligations, as described in Subsection 11(b) above, or (ii) termination of this Agreement as described in Subsection 11(c) above, the security interest of Telifonda in the Collateral shall automatically, and without further action or notice, terminate regardless (with respect to the termination of the Agreement described in Subsection 11(c) above) of whether any Obligations are then outstanding. Upon such payment or termination described above, Obligor shall be deemed to have been authorized by Telifonda to file all necessary documentation to evidence the termination of the security interests granted by Obligor hereunder, without further action by Telifonda.

    Governing Law; Jurisdiction; Certain Waivers.

      This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of New York, and Telifonda shall have the rights and remedies of a secured party under applicable law, including but not limited to the Uniform Commercial Code of New York.

      All actions and proceedings relating directly or indirectly to this Agreement or any of the other Obligations may be litigated in courts located within the State of New York, and each of Obligor and Telifonda submits to the personal jurisdiction of such courts.

      Each of Obligor and Holder waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, directed to such party at its address last specified for notices hereunder, and service so made shall be deemed completed on the date that such mail is received or rejected by such party, as shown on the return receipt.

      Obligor and Telifonda each waive the right to a trial by jury in any action or proceeding between them.

      Telifonda shall not be required to take any steps necessary to preserve rights against prior parties.

    Definitions. As used herein:

      All terms defined in Article 1 or 9 of the New York Uniform Commercial Code as in effect on the date of this Agreement (other than the term "Collateral") are used herein (including in Annex A hereto) with the meanings therein given; such terms include but are not limited to "account," "chattel paper," "deposit account," "document," "equipment," "general intangibles," "goods," "instrument," "inventory," "money," and "security interest."

      The following terms shall have the indicated meanings:

      "Affiliate" of Telifonda shall mean a corporation that directly or indirectly controls or is controlled by, or is under common control with, Telifonda.

      "Distributions" shall mean Ordinary Distributions and Extraordinary Distributions.

      "Extraordinary Distributions" shall mean all dividends, interest and distributions on or in respect of and all proceeds of such instruments other than Ordinary Distributions.

      "Instrument Collateral" shall mean (a) all Distributions on or in respect of (i) the instruments listed in Annex A, or (ii) any instruments or property which constitute Instrument Collateral by virtue of any provision of this definition (whether, in either case, upon conversion of convertible securities included therein or through stock split, spin-off, reclassification, merger, consolidation, sale of assets, combination of shares or otherwise) and (b) all other instruments and other property issued with respect to or in exchange for (i) the instruments listed in Annex A or (ii) any instruments or other property which constitute Instrument Collateral by virtue of any provision of this definition (whether, in either case, upon conversion of convertible securities included therein or through stock split, spin-off, reclassification, merger, consolidation, sale of assets, combination of shares or otherwise).

      "Ordinary Distributions" shall mean cash dividends to the extent paid out of retained earnings, and interest paid in cash, in each case with respect to all instruments constituting part of the Collateral, except to the extent that any such dividend is made in connection with a partial or total liquidation or a reduction of capital, or any such interest is penalty interest, or, in each case, to the extent the same is not in the ordinary course.

      "Permitted Liens" shall mean (i) the lien of any real estate mortgage in effect on the date of this Agreement; (ii) liens for taxes not yet due; (iii) liens in connection with purchase money security interests or capital leases; (iv) other liens incurred in the ordinary course of business that do not (a) arise under the Employee Retirement Income Security Act of 1974 or (b) secure obligations which are due and payable or obligations for borrowed money (except as provided in clause (iii) above); (v) easements, rights-of-way and other similar encumbrances on real property which do not interfere with the ordinary conduct of the business of the Obligor, which include, but are not limited to, those encumbrances described in the Nesbitt Report (as defined in the Stock Purchase Agreement); and (vi) liens consented to by Telifonda in writing.

      Notices. Any notice or request hereunder shall be given to Obligor or to Telifonda at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder may be given by registered mail, return receipt requested, overnight delivery service, or facsimile. Notice shall be deemed given on the date of delivery in the case of delivery by facsimile, or on the delivery or refusal date, as specified on the return receipt in the case of certified mail or on the tracking report in the case of overnight courier.

    General.

      This Agreement shall be binding upon the successors, transferees and permitted assigns of Obligor and Telifonda. Neither party may assign its rights or obligations under this Agreement, by operation of law or otherwise, in whole or in part, without the prior written consent of the other party.

      Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction affecting the validity or enforceability of such provision in any other jurisdiction.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOLLOWS

The parties have caused this Security Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

Telifonda (Cayman) Ltd. By: Amicorp Management Ltd. /s/ G. J. Bouma Name: G. J. Bouma Title: Address: Facsimile: /s/ Hugo J. van Neutegem Name: Hugo J. van Neutegem Title: Director Address: Facsimile:
Aurelio Resource Corporation By: /s/ Stephen B. Doppler Name: Stephen B. Doppler Title: President & CEO Address: Suite 202 12345 W. Alameda Parkway Lakewood, CO 80228 Facsimile: 303.945.7270